THE PREFERRED INCOME MANAGEMENT FUND

Dear Shareholder:

     The fiscal first quarter ended February 28, 1998 brought more of the same, which is good news in the case of the Preferred Income Management Fund. Total return on net asset value was 3.3% for the quarter and 16.7% for the trailing twelve months. All sectors of the portfolio contributed to the good returns.

     During the course of the quarter, we reduced slightly the Fund's holdings of traditional preferred stocks (which are eligible for the Dividends Received Deduction available to corporate investors) and increased our holdings of the newer hybrid preferreds. Hybrids now account for approximately 27% of the portfolio, up from about 22% three months earlier. The shift was simply a reaction to the wide discrepancies in value that come and go within the preferred market.

-------------------------------------------------------------------------------
The Fund's current Board needs your support at the Annual Meeting on April 17 against the opposition candidates led by Stewart Horejsi. Even if you have already sent in your vote, we urge you to vote again and return the enclosed GREEN proxy card. Please disregard Stewart Horejsi's blue card. DO NOT vote, sign, or mail in Stewart Horejsi's blue card. If you previously voted Horejsi's blue card, you have every legal right to change your mind and vote our GREEN card. Only the latest dated proxy card will count. Your vote is important. Please vote today.
-------------------------------------------------------------------------------

     Hybrid preferreds have given us a demonstration of the old adage that "It is an ill wind that blows no one any good." Compared to traditional preferreds, hybrids were more sensitive to the psychological shock waves resulting from the financial crisis in Asia. We simply took advantage of the trading opportunities created by those market mood swings to increase the Fund's holdings of hybrids on attractive terms.

     "Creeping scarcity" marches on in traditional preferreds. We continue to see older traditional preferreds retired by their issuers, either by redemption or through tender offers at relatively high prices. At the same time, however, a few attractively priced new issues of traditional preferreds have also come to market. The latter may or may not be a sign of things to come.

     Hedging did not have a big impact on the results for the quarter. As things turned out, interest rates declined slightly, and the protection provided by our hedges was not needed. The cost of hedging was more than offset in other ways as shown by the returns discussed above.
                                           Sincerely yours,


                                           /s/ Robert T. Flaherty
                                           --------------------------------
                                           Robert T. Flaherty
                                           Chairman of the Board
March 17, 1998

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
SUMMARY OF INVESTMENTS
FEBRUARY 28, 1998 (UNAUDITED)
----------------------------------------------

                                                                          PERCENT OF
                                                               VALUE      TOTAL NET
                                                              (000'S)       ASSETS
                                                              --------    ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities..............................................  $ 16,565        7.2%
     Banking................................................    40,730       17.7
                                                              --------      -----
          Total Adjustable Rate.............................    57,295       24.9
                                                              --------      -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities..............................................    81,351       35.3
     Banking................................................    32,487       14.1
     Financial Services.....................................    20,806        9.0
     Industrial.............................................     8,633        3.7
     Insurance..............................................    14,249        6.2
                                                              --------      -----
          Total Fixed Rate..................................   157,526       68.3
                                                              --------      -----
TOTAL PREFERRED STOCKS AND SECURITIES.......................   214,821       93.2
COMMON STOCKS
     Utilities..............................................     9,348        4.1
REPURCHASE AGREEMENT........................................     1,051        0.5
PURCHASED PUT OPTIONS.......................................     1,447        0.6
                                                              --------      -----
TOTAL INVESTMENTS...........................................   226,667       98.4
OTHER ASSETS AND LIABILITIES (NET)..........................     3,835        1.6
                                                              --------      -----
          TOTAL NET ASSETS..................................  $230,502      100.0%
                                                              ========      =====

FINANCIAL DATA

PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------------------

                                                                                            DIVIDEND
                                                DIVIDEND    NET ASSET        NYSE         REINVESTMENT
                                                  PAID        VALUE      CLOSING PRICE      Price(1)
                                                --------    ---------    -------------    ------------
December 31, 1997.............................  $0.4700      $16.15        $15.9375          $16.14
January 31, 1998..............................   0.0810       16.22         15.6250           15.69
February 28, 1998.............................   0.0810       16.22         15.1875           15.18

---------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
              ------------------------------------------------------------------


OPERATIONS:
    Net investment income...................................  $  3,246,792
    Net realized gain on investments sold...................     3,292,275
    Net unrealized depreciation of investments during the
     period.................................................      (571,089)
                                                              ------------
        Net increase in net assets from operations..........     5,967,978
DISTRIBUTIONS:
    Dividends paid from net investment income to MMP*
     Shareholders...........................................    (1,036,757)
    Distributions paid from net realized capital gains to
     MMP* Shareholders......................................       (49,227)
    Dividends paid from net investment income to Common
     Stock Shareholders.....................................    (3,215,823)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders..............................    (2,735,564)
                                                              ------------
        Net decrease in net assets..........................    (1,069,393)
NET ASSETS:
    Beginning of period.....................................   231,571,604
                                                              ------------
    End of period...........................................  $230,502,211
                                                              ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
             -------------------------------------------------------------------


OPERATING PERFORMANCE:
    Net asset value, beginning of period....................  $      16.33
                                                              ------------
    Net investment income...................................          0.35
    Net realized gain and unrealized appreciation on
     investments............................................          0.28
                                                              ------------
    Net increase in net asset value resulting from
     investment operations..................................          0.63
DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders.................         (0.11)
    Distributions paid from net realized capital gains to
     MMP* Shareholders......................................         (0.01)
    Dividends paid from net investment income(2)............         (0.34)
    Distributions paid from net realized capital gains(3)...         (0.29)
    Change in accumulated undeclared dividends on MMP*
     Shareholders...........................................          0.01
                                                              ------------
    Total from distributions................................         (0.74)
                                                              ------------
    Net asset value, end of period..........................  $      16.22
                                                              ============
    Market value, end of period.............................  $    15.8125
                                                              ============
    Net assets, end of period...............................  $230,512,805
                                                              ============
    Common shares outstanding, end of period................     9,416,743
                                                              ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS:
    Net investment income...................................          5.84%**
    Operating expenses......................................          1.55%**
SUPPLEMENTAL DATA:
    Portfolio turnover rate.................................            56%
------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
  including MMP*............................................          1.03%**

(1) These tables summarize the three months ended February 28, 1998 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1997.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM) Stock.
**  Annualized.
                                        3

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Stewart R. Horejsi
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty@westworld.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME MANAGEMENT FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
                 First Data Investor Services Group, Inc.
                      P.O. Box 1376
                      Boston, MA 02104
                      1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME MANAGEMENT FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                    [PREFERRED INCOME MANAGEMENT FUND, LOGO]

                                   Quarterly
                                     Report
                               February 28, 1998